Supplement to Prospectus Dated October 31, 2009

The following supplements information contained in the Prospectus of Government Series, a series of PFM Funds, a Virginia business trust (the “Trust”).

Update to Investment Advisory, Administration and Transfer Agency Arrangements

Effective January 28, 2010, the Trust entered into a Fee Reduction Agreement with PFM Asset Management LLC (“PFM”) on behalf of Government Series pursuant to which PFM may, but is not obligated to, temporarily reduce fees payable by Government Series to PFM under the Trust’s agreements with PFM at any time the monthly distribution yield to shareholders of Government Series for the preceding calendar month has been less than 1.00% per annum.  PFM has entered into this agreement to help maintain a positive yield for Government Series in the current low interest rate environment.  The initiation of a fee reduction and the amount of any such reduction is determined by PFM, in its discretion, and PFM may terminate a fee reduction or increase or decrease the amount of a fee reduction at any time by giving notice to the Trust.  Under the Fee Reduction Agreement, the Trust has agreed that, after PFM has initiated a fee reduction, Government Series will thereafter be obligated to pay PFM, upon PFM’s request, the amount of fees not previously paid to PFM as a result of the fee reduction, but only if the monthly distribution yield of Government Series (calculated without regard to any fee reduction then in effect) for the preceding calendar month is in excess of 1.00% per annum, and subject to the limitations that: (i) the amount to be paid to PFM in any calendar month may not exceed 15% of the aggregate fees that would otherwise have been payable by Government Series to PFM under its investment advisory, administration and transfer agency agreements with the Trust as in effect on the effective date of the Fee Reduction Agreement; and (ii) no payment shall be made to PFM that would represent the payment of any fees that would have been paid by Government Series more than three years prior to the calendar month of such payment.

To the extent that PFM initiates reductions of its fees pursuant to the Fee Reduction Agreement, the aggregate fees payable by Government Series to PFM will be less than would otherwise be the case, and the yield of Government Series will be higher than would otherwise have been the case, during the period the fee reductions are in effect.  However, during any period where Government Series is making payment to PFM of the amount of prior fee reductions, the aggregate fees payable to PFM by Government Series (and the expenses of Government Series) will be higher, and the yield of Government Series will be lower, than would otherwise have been the case.

The date of this Supplement is February 22, 2010.

Please retain this Supplement for future reference.